UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

OMEGA FLEX, INC.

(Exact name of registrant as specified in charter)

Pennsylvania	000-51372	23-1948942
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

451 Creamery Way

Exton, Pennsylvania 19341

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 610-524-7272

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OFLX	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 18, 2025, Omega Flex, Inc. (the “Company”) held its Annual Meeting of Shareholders at which five proposals were voted upon:

1.	Election of three class 2 directors for a three-year term,
2.	Ratification of appointment of independent auditors,
3.	Approval of Flex-Trac, Inc. 2025 Equity Incentive Plan,
4.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers, and
5.	Approval, on an advisory basis, of the frequency of the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Proposal 1 – Election of Directors. The following persons were duly elected to serve, subject to the Company’s by-laws, as directors of the Company for a three-year term expiring at the 2028 annual shareholders’ meeting, or until election and qualification of their successors:

Director	J. Nicholas Filler	Edwin B. Moran	Stephen M. Shea
Votes For	8,645,229	8,833,789	9,329,355
Votes Withheld	870,857	682,297	186,731
Broker Non-Votes	321,733	321,733	321,733

Proposal 2 – Ratification of Audit Committee’s Appointment of Auditors. The appointment of RSM US LLP as the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2025, by the Audit Committee of the Board of Directors of the Company, was ratified:

For	9,834,236
Against	2,755
Abstain	828
Broker Non-Votes	-

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Proposal 3 – Approval of Equity Plan. The Flex-Trac, Inc. 2025 Equity Incentive Plan was approved:

For	9,421,635
Against	90,445
Abstain	4,006
Broker Non-Votes	321,733

Proposal 4 – “Say on Pay.” The compensation of the Company’s named executive officers was approved on an advisory basis:

For	9,360,632
Against	141,160
Abstain	14,294
Broker Non-Votes	321,733

Proposal 5 – Frequency of “Say on Pay.” Every “3 Years” was approved, on an advisory basis, as the frequency of the “Say on Pay:”

Three Years	6,867,231
Two Years	199,501
One Year	2,427,738
Abstain	21,616
Broker Non-Votes	321,733

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SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMEGA FLEX, INC.

Date: June 20, 2025	By:	/s/ Matthew F. Unger
Matthew F. Unger Vice President – Finance (Chief Financial Officer)

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